SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2004

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrants as specified in their charters)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or other jurisdiction of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Numbers)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices—zip code)

(703) 526-5000
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)
Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements

None

(b)	Pro Forma Financial Information

None

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release, dated August 3, 2004.
99.2	Supplemental Information as of June 30, 2004.

Item 12. Results of Operations and Financial Condition.

The following information is being provided under Item 12—Results of Operations and Financial Condition. The information in Exhibit 99.1 and 99.2 to this Form 8-K shall not be deemed “filed” with the SEC for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement filed by The Mills Corporation or The Mills Limited Partnership under the Securities Act of 1933 regardless of any general incorporation language in such filing.

Furnished pursuant to Exhibit 99 of this Form 8-K is a Press Release of the Registrants, dated August 3, 2004 reporting second quarter 2004 financial results.  The full text of the press release including the supplemental information is furnished with this report as Exhibit 99.1 and Exhibit 99.2 and is incorporated herein. Attachment 1 to Exhibit 99.2, “Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms,” defines, explains and reconciles the non-GAAP measures presented in the press release and supplemental information package.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: August 3, 2004
	By:	/s/Mary Jane Morrow
Mary Jane Morrow
Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as the Registrant's Principal Financial Officer and Principal Accounting Officer)

THE MILLS LIMITED PARTNERSHIP
Dated: August 3, 2004
	By:	The Mills Corporation, its general partner

/s/Mary Jane Morrow
Mary Jane Morrow
Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as the Registrant's Principal Financial Officer and Principal Accounting Officer)

EXHIBIT LIST

(3)                                 EXHIBIT

Exhibit Number	Description
99.1	Press Release, dated August 3, 2004.
99.2	Supplemental Information as of June 30, 2004.